#13836.21|82165v10 Loan Agreement: Newtek Business Lending et al Page 1 of 31 MORTGAGE WAREHOUSE LOAN AND SECURITY AGREEMENT THIS MORTGAGE WAREHOUSE LOAN AND SECURITY AGREEMENT (as amended, modified, restated, or supplemented at any time or from time to time, the “Agreement”) is made and entered into as of this ___ day of ___________, 2021 by and among One Florida Bank, a Florida banking corporation, having an address 33 W. Pineloch Ave., Suite A, Orlando, FL 32806, and its successors and assigns (the “Bank”) and NBL SPV III, LLC, a Delaware limited liability company, having an address of 14 E. Washington Street, Suite 600 J, Orlando, FL 32801 (“Borrower”). W I T N E S S E T H: WHEREAS, Borrower is engaged in the business of acquiring Mortgage loans secured by Mortgages upon improved owner-occupied commercial real property from Newtek Business Lending, LLC, a Florida limited liability company, having an address of 14 E. Washington Street, Suite 600 J, Orlando, FL 32801 (“NBL”) and NBL’s Subsidiaries; and WHEREAS, Borrower desires to borrow money from Bank under a line of credit to assist in funding the purchase of such Mortgage loans, and the Bank is willing to provide such financing but only pursuant to the terms and conditions of this Agreement. NOW, THEREFORE, in consideration of the mutual provisions, covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: ARTICLE ONE DEFINITIONS 1.01 Defined Terms. For purposes of this Agreement, in addition to the terms defined elsewhere herein, including without limitation the preamble to this Agreement, the following terms shall have the meanings set forth below (such meanings to be equally applicable to the singular and plural forms thereof): “Advance” shall have the meaning given to it in Section 2.01(a) hereof. “Advance Rate” shall mean 80% of the amount of an Eligible 1st Mortgage Loan and 90% of the amount of the Eligible 2nd Mortgage Loan. “Affiliate” shall mean, as to any Person: (i) each other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified and (ii) any officer, director, manager, or general partner of such Person. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “controlled” have meanings correlative thereto. A Person shall be deemed to be controlled by another Person if such other Person beneficially owns or holds directly or indirectly, 51% or more of the voting control or equity interests of such Person. “Agreement Regarding Closing of the Loan” shall mean that certain Agreement Regarding Closing of Loan, if any, dated as of even date herewith, between Bank and Loan Parties and relating to any conditions hereof or of the Loan or making of advances which were to have been met or satisfied prior to the Closing but which have not been met or satisfied as of the Closing. “Allonge” shall mean the Allonge to the Real Estate Note delivered from NBL or one of its Subsidiaries, as applicable, to the Borrower with respect to each Eligible Real Estate Loan purchased by Borrower from NBL or its Subsidiaries. 21st September

#13836.21|82165v10 Loan Agreement: Newtek Business Lending et al Page 2 of 31 “Assignment of Mortgage” shall mean the Assignment of Mortgage from NBL or one of its Subsidiaries, as applicable, to the Borrower with respect to each Eligible Real Estate Loan purchased by Borrower from NBL or its Subsidiaries. “Business Day” shall mean any day other than (i) a Saturday or a Sunday or (ii) a day on which commercial banks in Orlando, Florida are authorized or required by law to close. “Collateral” shall mean, collectively, the Real Estate Loan Collateral and the Collateral Personal Property. “Collateral Allonge” shall mean the Allonge to the Real Estate Note, in the form and substance substantially similar to the Allonge attached hereto as Exhibit “A”, to be approved by the Bank in its sole discretion. “Collateral Assignment” shall mean each of the Collateral Assignments of Mortgage from Borrower to Bank, in the form and substance substantially similar to the Collateral Assignments of Mortgage attached hereto as Exhibit “B”, approved by the Lender and enforceable under the laws of the state of Florida, pledging Borrower's interest in the Mortgage described therein as collateral securing repayment of the Note and performance of the obligations under the Loan Documents, together with any and all extensions, modifications, renewals and amendments thereof. “Collateral Loan” shall mean an Eligible Real Estate Loan funded in whole or in part with an Advance under the Loan, the Advance for which has not been repaid. “Collateral Real Estate” shall mean the real property pledged in the Mortgage as collateral for the Eligible Real Estate Loan. “Collateral Personal Property” shall mean all the assets of the Borrower, whether now owned or hereinafter acquired, including but not limited to the following: (i) all tangible and intangible personal property; all Equipment (including, without limitation, all motor vehicles); furniture, Fixtures, and Goods; Accounts (including without limitation, all accounts receivable and all Healthcare Insurance Receivables); Inventory (including, without limitation returned or repossessed goods); Chattel Paper (including, without limitation, Tangible Chattel Paper and Electronic Chattel Paper); General Intangibles (including without limitation all Payment Intangibles and Software); Investment Property (including without limitation all Certificated Securities, Uncertificated Securities, Securities Entitlements, Securities Accounts, Securities Certificates, Commodity Contracts, and Commodity Accounts); Documents; Instruments; Deposit Accounts; money, cash or cash equivalents; Supporting Obligations; Letter-of-Credit Rights; Commercial Tort Claims; Contract Rights; Certificates of Deposit; trademarks, patents, and copyrights; and (ii) any and all present and future additions, substitutions, replacements, and Proceeds of the foregoing. In the event of any inconsistency between this definition and the definition of collateral in any Security Agreement, such Security Agreement shall control. "Consistent Basis" shall mean, in reference to the application of GAAP, the accounting principles observed in the current period are comparable in all material respects to those applied in the preceding period. “Collections Account” shall having the meaning given to it in Section 5.03 hereof. “DACA” shall having the meaning given to it in Section 5.03 hereof. “Default Condition” shall mean any event or condition that, with the passage of time or giving of notice, or both, would constitute an Event of Default. “Eligible 1st Mortgage Loan” shall mean a third party lender loan made by NBL as a third party lender pursuant to a properly authorized and issued Authorization for Debenture Guarantee for SBA 504 Loan and acquired by Borrower from NBL or one of NBL’s Subsidiaries.

#13836.21|82165v10 Loan Agreement: Newtek Business Lending et al Page 3 of 31 “Eligible 2nd Mortgage Loan” shall mean an interim loan made by NBL as an interim lender pursuant to a properly authorized and issued Authorization for Debenture Guarantee for SBA 504 Loan and acquired by Borrower from NBL or one of NBL’s Subsidiaries. “Eligible Real Estate Loan” shall mean each commercial loan evidenced by a Real Estate Note, Mortgage, and related documents, which has been purchased by the Borrower and which has been or is to be pledged to the Bank as collateral for the Loan, and which meets all of the following criteria: (i) The Collateral Real Estate is (a) commercial real estate, (b) owner-occupied, and located in Florida. (ii) The loan is either (a) an Eligible 1st Mortgage Loan or (b) an Eligible 2nd Mortgage Loan. (iii) For Eligible 1st Mortgage Loans, the Borrower has or will have a first priority Mortgage lien on the Collateral Real Estate. (iv) For Eligible 2nd Mortgage Loans, the Borrower has or will have a second priority Mortgage lien on the Collateral Real Estate. (v) It is otherwise acceptable to the Bank in its sole discretion. “Entity” or “Entities” shall mean, in the singular, a Person that is not a natural person and in the plural Persons that are not natural persons. “Environmental Laws” shall mean any and all federal, state and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, rules of common law and orders of courts or any Governmental Authority, relating to the protection of human health or occupational safety or the environment, now or hereafter in effect and in each case as amended from time to time, including, without limitation, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Substances, including, without limitation, the following federal laws: the Resource Conservation Recovery Act, the Comprehensive Environmental Response Compensation and Liability Act, the Superfund Amendments and Reauthorization Act, the Toxic Substances Control Act, the Hazardous Materials Transportation Act, the Clean Air Act, and the Clean Water Act. “Environmental Liability” shall mean any liability, contingent or otherwise (including any liability for damages, costs of environmental investigation and remediation, costs of administrative oversight, fines, natural resource damages, penalties or indemnities) of the Borrower directly or indirectly resulting from or based upon (i) any actual or alleged violation of any Environmental Law, (ii) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Substances, (iii) any actual or alleged exposure to any Hazardous Substances, (iv) the release or threatened release of any Hazardous Substances or (v) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “ERISA Event” shall mean (i) any “reportable event”, as defined in Section 4043 of the Employee Retirement Income Security Act (“ERISA”) or the regulations issued thereunder with respect to an employee benefit (“Plan”) (other than an event for which the 30-day notice period is waived); (ii) the existence with respect to any Plan of an “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (iii) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (iv) the incurrence by Borrower or NBL of any liability under Title IV of ERISA with respect to the termination of any Plan; (v) the receipt by Borrower or NBL from the Pension Benefit Guaranty Corporation (“PBGC”) or a plan administrator appointed by the PBGC of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (vi) the incurrence by Borrower or NBL of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (vii) the receipt by Borrower or NBL of any notice, or the receipt by any multiemployer plan, as defined in ERISA, from Borrower or NBL of any notice, concerning the imposition of withdrawal liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA. "Event of Default" shall mean any event so designated in Section 9.01 of this Agreement or specifically identified as such in any of the other Loan Documents.

#13836.21|82165v10 Loan Agreement: Newtek Business Lending et al Page 4 of 31 “Financial Officer” shall mean the vice president of finance, chief financial officer, principal or chief accounting officer, controller or treasurer of a Loan Party. "Financial Statements" shall mean as to any Person statements of the assets, liabilities (direct or contingent), income, expenses and cash flow prepared in accordance with GAAP or the tax accrual method, or other standards reasonably satisfactory to Bank. "Financing Statements" shall mean the financing statements from the Borrower to Bank to perfect Bank's security interest in the Collateral Personal Property described in the Security Agreement and the other Loan Documents. “Fiscal Year” shall mean any fiscal year of the Borrower. “GAAP” shall mean generally accepted accounting principles in the United States. “Governmental Authority” shall mean any nation or government, any state or local government political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing. “Guarantor(s)” shall mean each of NBL and NBSC. “Hazardous Substances” shall mean any substances or materials (i) that are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants or toxic substances under any applicable Environmental Law, (ii) that are defined by any applicable Environmental Law as toxic, explosive, corrosive, ignitable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous (iii) the presence of which require investigation, removal, remediation or any other response of any kind under any applicable Environmental Law or causes or threatens to cause a nuisance upon any property of the Borrower or NBL or to any adjacent properties or poses or threatens to pose a hazard to the health or safety of persons on or about any such property, (iv) that consist of underground or aboveground storage tanks, whether empty, filled or partially filled with any substance, or (v) that contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or wastes, crude oil, nuclear fuel, natural gas, synthetic gas, radon gas, radioactive materials, or isotopes. “Indebtedness” of any Person shall mean, without duplication (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person in respect of the deferred purchase price of property or services (other than (A) trade payables incurred in the ordinary course of business not more than ninety (90) days past due and (B) and accrued obligations), (iv) all obligations of such Person under any conditional sale or other title retention agreement(s) relating to property acquired by such Person (other than accrued obligations), (v) all capital lease obligations of such Person, (vi) all obligations, contingent or otherwise, of such Person in respect of letters of credit, acceptances or similar extensions of credit, (vii) all guaranties of such Person of the type of Indebtedness described in clauses (i) through (vi) above, (viii) the value of property owned by such Person securing the Indebtedness of a third party, whether or not such Indebtedness has been assumed by such Person, (ix) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any common stock of such Person, (x) all off-balance sheet liabilities or such Person, (xi) all merchant cash advances, including but not limited to lump-sum payments in exchange for agreed-upon percentages or future sales, and (xii) all mezzanine, shareholder, and investor debt. The Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor. “Insider” shall mean the following: (i) with respect to a Loan Party that is a natural person, (A) a relative (within the first degree of consanguinity or affinity) of the natural person or of a general partner of the natural person, (B) a partnership in which the natural person is a general partner, (C) a general partner in a partnership in which the natural person is a general partner, (D) a corporation of which the natural

#13836.21|82165v10 Loan Agreement: Newtek Business Lending et al Page 5 of 31 person is a director, officer, or person in control, or (E) any Affiliate of the natural person or any Affiliate of any Insider of the natural person; (ii) with respect to a Loan Party that is a corporation, (A) a director of the corporation, (B) an officer of the corporation, (C) a person in control of the corporation, (D) a partnership in which the corporation is a general partner, (E) a general partner in a partnership in which the corporation is a general partner, (F) a relative of a general partner, director, officer, or person in control of the corporation, or (G) any Affiliate of the corporation or any Affiliate of any Insider of the corporation; (iii) with respect to a Loan Party that is a partnership, (A) a general partner in the partnership, (B) a relative (within the first degree of consanguinity or affinity) of a general partner in, a general partner of, or a person in control of the partnership, (C) another partnership in which the partnership is a general partner, (D) a general partner in a partnership in which the partnership is a general partner, (E) a person in control of the partnership, or (F) any Affiliate of the partnership or any Affiliate of any Insider of the partnership. "Laws" shall mean all statutes, laws, ordinances, regulations, orders, writs, judgments, injunctions, decrees or awards of the United States or any state, county, municipality or other Governmental Authority. “Lien” shall mean any Mortgage, pledge, hypothecation, assignment, security interest, lien (statutory or otherwise), preference, priority, charge or other encumbrance of any nature, whether voluntary or involuntary, including, without limitation, the interest of any vendor or lessor under any conditional sale agreement, title retention agreement, capital lease or any other lease or arrangement having substantially the same effect as any of the foregoing. “Line of Credit” shall having the meaning given to it in Section 2.01(a) hereof. “Line of Credit Commitment” shall having the meaning given to it in Section 2.01(a) hereof. “Loan” shall mean the Line of Credit as defined in Section 2.01(a) hereof. “Loan Documents” shall mean, collectively, this Agreement, the Note, the Security Agreement(s), any Subordination Agreement, any Guaranty, and all other agreements, instruments, documents and certificates now or hereafter executed and delivered to the Bank by or on behalf of any Loan Party with respect to this Agreement and the transactions contemplated hereby, in each case as amended, modified, supplemented or restated from time to time. “Loan Parties” shall mean, collectively, Borrower and each of the Guarantors. “Master Note” shall having the meaning given to it in Section 2.01(a) hereof. “Material Adverse Effect” shall mean a material adverse effect upon (i) the financial condition, operations, business, properties, liabilities (actual or contingent), assets, or prospects of Borrower or any of the other Loan Parties, (ii) the ability of any of the Loan Parties to substantially perform its respective obligations under the Loan Documents to which it is party or (iii) the legality, validity or enforceability of this Agreement or any of the other Loan Documents or the rights and remedies of Bank hereunder and thereunder. “Material Indebtedness” shall mean Indebtedness (other than the Loan Obligations) of Borrower, individually or in an aggregate principal amount exceeding $100,000.00. “Maturity Date” shall be as stated in the Note. “Mortgage” shall mean the mortgage granting to the Borrower, or the holder of such Mortgage, a lien upon the property therein described as security for the Eligible Real Estate Loan. “NBSC” shall mean Newtek Business Services Corp, a Maryland corporation, having an address of 1981 Marcus Ave., Suite 130, Lake Success, NY 11042. “Note” shall have the meaning given to it in Section 2.01(a) hereof.

#13836.21|82165v10 Loan Agreement: Newtek Business Lending et al Page 6 of 31 “Obligations” shall mean (a) all amounts owing by any of the Loan Parties to Bank pursuant to or in connection with the Note, this Agreement or any other Loan Document or otherwise with respect to the Loan, including without limitation, all principal, interest (including any interest accruing after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding relating to any Loan Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), all reimbursement obligations, fees, expenses, indemnification and reimbursement payments, costs and expenses (including all fees and expenses of counsel to Bank incurred pursuant to the Note, this Agreement or any other Loan Document), whether direct or indirect, absolute or contingent, liquidated or unliquidated, now existing or hereafter arising hereunder or thereunder, (b) all Treasury Management Obligations, (c) any obligations under any purchasing card or credit card account established for a Loan Party by Bank or any affiliate of Bank, and (d) all other indebtedness of whatever kind arising of any Loan Party to Bank or any affiliate of Bank, together with all renewals, extensions, modifications or refinancings of any of the foregoing. “Operating Account” shall having the meaning given to it in Section 5.03 hereof. “Organizational Documents” shall mean as to any Person which is not a natural person, the documents and/or instruments creating and/or governing the formation or operation of such Person, including without limitation such documents required to be filed with any Governmental Authority having jurisdiction over the creation or formation of such Person and including without limitation, articles of incorporation, bylaws, shareholder agreements, voting trust agreements, articles of organization, operating agreements, management agreements, certificates of limited partnership, partnership agreements, statements of qualification, trust agreements or indentures or other agreements or instruments as appropriate for such Person. “Permitted Liens” means: (a) Liens securing taxes, assessments or governmental charges or levies or the claims or demands of materialmen, mechanics, carriers, warehousemen, and other like persons not yet due; (b) Liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance, social security and other like Laws; (c) Liens on fixed assets securing purchase money Indebtedness; provided, that, (i) such Lien attached to such assets concurrently, or within 20 days of the acquisition thereof, and only to the assets so acquired, and (ii) a description of the asset acquired is furnished to Administrative Agent in writing; (d) customary rights of setoff, revocation, refund or chargeback under deposit agreements or under the UCC or common law of banks or other financial institutions where Borrower maintains deposits (other than deposits intended as cash collateral) or securities accounts solely to the extent incurred in connection with the maintenance of such accounts in the ordinary course of business; (e) Liens created under the Loan Documents for the benefit of Bank; and (f) common law, statutory, and contractual landlords Liens on the executive office of Borrower. “Person” shall mean any natural person, corporation, association, joint venture, partnership, limited liability company, company, association, trust, Governmental Authority or other entity. “Real Estate Borrower” shall mean the person or persons executing and delivering the Real Estate Note and Mortgage. “Real Estate Loan Collateral” shall have the meaning given to it in Section 8.01 hereof. “Real Estate Note” shall mean an original promissory note evidencing an Eligible 1st Mortgage Loan or an Eligible 2nd Mortgage Loan. “Request for Line of Credit Advance” shall have the meaning given to it in Section 2.01(c) hereof. “Responsible Officer” shall mean with respect to the Borrower any of the president, the chief executive officer, the chief operating officer, the chief financial officer, the controller, the treasurer, secretary or a vice president or a manager or managing member or a general partner or managing general partner of the Borrower or such other representative of the Borrower as may be designated in writing by any one of the foregoing with the consent of Bank; and, with respect to the financial covenants only, the chief

#13836.21|82165v10 Loan Agreement: Newtek Business Lending et al Page 7 of 31 financial officer, controller or the treasurer of the Borrower. Any document delivered in connection with this Agreement or any of the other Loan Documents that is signed by a Responsible Officer of the Borrower shall be conclusively presumed to have been authorized by all necessary corporate, partnership or other entity action on the part of the Borrower and such Responsible Officer shall be conclusively presumed to have acted on behalf of the Borrower. “Security Agreement” shall mean the Security Agreement executed by the Borrower. “Subordination Agreements” shall mean the collective reference to, and “Subordination Agreement” means each of, any intercreditor or subordination agreement, in form and substance satisfactory to Bank, from the holders of any subordinate debt of Borrower in favor of Bank. “Subsidiary” shall mean, with respect to any Person, any corporation or other Person of which more than fifty percent (50%) of the outstanding capital stock or other equity interests having ordinary voting power to elect a majority of the board of directors, board of managers or other governing body of such Person, is at the time, directly or indirectly, owned or controlled by such Person and one or more of its other Subsidiaries or a combination thereof (irrespective of whether, at the time, securities of any other class or classes of any such corporation or other Person shall or might have voting power by reason of the happening of any contingency). “Treasury Management Obligations” shall mean, collectively, all obligations and other liabilities of Borrower owing to Bank or any affiliate of Bank pursuant to any agreements governing the provision to Borrower of treasury or cash management services, including deposit accounts, funds transfer, automated clearing house, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services. 1.02 Accounting Terms and Determinations. Unless otherwise defined or specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all Financial Statements required to be delivered hereunder (except for personal Financial Statements) shall be prepared, in accordance with GAAP as in effect from time to time, applied on a Consistent Basis or other standard acceptable to Bank. Notwithstanding any other provision contained herein, all Financial Statements delivered hereunder shall be prepared, and all financial covenants contained herein shall be calculated, without giving effect to any election under Statement of Financial Accounting Standards 159 (or any similar accounting principle) permitting a Person to value its financial liabilities at the fair value thereof. For purposes of determining compliance with any covenant (including computation of any financial covenant) contained herein, Indebtedness of any Loan Party shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB Accounting Standards Codification 825 on financial liabilities shall be disregarded. 1.03 Internal References & Interpretation of Terms. Unless otherwise specified or unless the context otherwise requires, all references herein to sections, annexes, schedules and exhibits are references to sections, annexes, schedules and exhibits in and to this Agreement, and all terms defined in this Agreement shall have the defined meanings when used in any other Loan Document or any certificate or other document made or delivered pursuant hereto. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. The word “will” shall be construed to have the same meaning and effect as the word “shall”; and the words “asset” and “property” shall be construed as having the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. The terms lease and license shall include sub-lease and sub-license, as applicable. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. Except as otherwise expressly provided herein or therein, any reference in this Agreement or any other Loan Document to any agreement, document or instrument shall mean such agreement, document or instrument as amended, restated, supplemented or otherwise modified from time

#13836.21|82165v10 Loan Agreement: Newtek Business Lending et al Page 8 of 31 to time, in each case, in accordance with the express terms of this Agreement or such Loan Document. Any reference herein or in any other Loan Document to the satisfaction, repayment, or payment in full of the Obligations (or words of like import) shall mean the payment or repayment in full in immediately available funds of (i) the principal amount of, and interest accrued and unpaid with respect to, all outstanding Loans, together with the payment of any premium applicable to the repayment of the Loans, (ii) all costs and expenses payable by the Loan Parties to the Bank pursuant to the Loan Documents and that have accrued and are unpaid regardless of whether demand has been made therefor, and (iii) all fees or charges that have accrued hereunder or under any other Loan Document and are unpaid. ARTICLE TWO LOAN 2.01 Line of Credit. (a) Line of Credit. Subject to the terms and conditions of this Agreement, Bank agrees to make available to Borrower a revolving line of credit (the “Line of Credit”). Borrower may borrow, re-pay and re-borrow on a revolving basis advances (each an “Advance” and collectively, “Advances”) in the aggregate outstanding at any one time or from time to time, the maximum principal sum of $20,000,000.00 (the “Line of Credit Commitment”), provided that the amount advanced for any one Eligible Real Estate Loan shall not exceed the Advance Rate. The Line of Credit shall be evidenced by that certain Revolving Line of Credit Promissory Note (together with any renewals, modifications, amendments, restatements, supplements or substitutions thereof, the “ Note”) made by Borrower and payable to the order of Bank in the amount of the Line of Credit, which shall be executed and delivered simultaneously with the execution and delivery of this Agreement, and shall accrue interest as provided in and as payable under the Note, with principal and interest to be payable under and pursuant to the Note as provided in the of Note. (b) Purpose. The Line of Credit shall be used solely for business purposes to: Provide partial funding for Eligible Real Estate Loans purchased by the Borrower. (c) Procedure for Requesting Advances. When the Borrower desires that the Bank make an Advance under the Line of Credit, the Borrower shall (i) deliver to the Bank a written request (“Request for Line of Credit Advance”), which shall identify the proposed advance amount, and (ii) provide to the Bank all of the required following: (i) Proposed form for the Real Estate Note, Mortgage, Allonge and Assignment of Mortgage. (ii) NBL’s approval package for the loan that is the subject of the Request for Line of Credit Advance. (iii) Loan title insurance policy commitment to insure Borrower's interest in the Mortgage as a first priority lien (for Eligible 1st Mortgage Loans) and second priority lien (for Eligible 2nd Mortgage Loans) on the Collateral Real Estate written upon an underwriter and containing only such title exceptions as are reasonably acceptable to Bank. (iv) Current appraisal of the Collateral Real Estate. (v) Phase 1 environmental report (and phase 2 if warranted) on Collateral Real Estate (commercial real estate only) (vi) Survey of the Collateral Real Estate. (vii) Flood determination for the Collateral Real Estate. (viii) Such other information as Bank may request in its sole discretion. (d) Bank’s Discretion. The Bank shall have sole discretion to determine whether it will make the requested Advance under the Line of Credit. If the Bank agrees to make the requested Advance, the Borrower shall provide and execute all information and documents required by the Bank to give effect to such Advance. (e) Advance Documentation. Each Advance shall be evidenced by documents that the Bank may require in its sole discretion, including without limitation, a Collateral Assignment and a Collateral Allonge. The Collateral Assignment and the Collateral Allonge shall be held in escrow by the Bank. At the

#13836.21|82165v10 Loan Agreement: Newtek Business Lending et al Page 9 of 31 Bank’s discretion, upon an Event of Default (and following any applicable cure periods), the Bank shall record the Collateral Assignment in the official records in the county where the respective Collateral Real Estate is located as required under the laws of the state where the Collateral Real Estate is located. (f) Required Deliverables Before Advance. Prior to the Bank making an Advance, the following shall be delivered to the Bank: (i) Scanned digital copies of the executed Real Estate Note, Allonge, Mortgage, Assignment of Mortgage, loan agreement for the subject Eligible Real Estate Loan, Collateral Allonge, and Collateral Assignment (“Required Closing Documents”). (ii) Copy of signed HUD-1/Settlement Statement. (iii) Copies of all other affidavits, certificates, agreements, and other documents executed in connection with the Real Estate Note. (iv) Copy of properly authorized, issued, and signed Authorization for Debenture Guarantee for SBA 504 Loan. (v) Marked up loan title insurance policy commitment to the sole satisfaction of the Bank (vi) Evidence of real estate hazard insurance, to the reasonable satisfaction of the Bank, identifying Bank as the loss payee. (vii) Evidence of flood insurance, if required, to the reasonable satisfaction of the Bank, identifying the Bank as the loss payee. (viii) All fees and costs required to be paid to the Bank under Section 2.01(h)(iii) of this Agreement. (ix) Confirmation from Bank’s legal counsel. (x) Such other information or documents as Bank may request in its sole discretion. (g) Required Deliverables After Advance. As soon as possible after each Advance is funded, and in any event within the time frames specified below (subject to delays outside the Borrower’s control), Borrower shall deliver or cause to be delivered to the Bank the following: (i) Original executed Required Closing Documents – to be sent within seven (7) days after the Advance is funded. (ii) Original recorded Mortgage and original recorded Assignment of Mortgage – to be delivered within sixty (60) days after the Advance is funded. (iii) A true, complete and correct copy of the Loan title insurance policy insuring Borrower’s interest in the Mortgage as a first priority lien on the Collateral Real Estate written upon an underwriter and containing only such title exceptions as are reasonably acceptable to Bank – to be effective as of the date of recording of the Mortgage, and delivered within sixty (60) days after the Mortgage is recorded. (iv) Such other information or documents as Bank may reasonably request in its sole discretion. (h) Fees and Costs (i) Loan Fee. Borrower shall unconditionally pay to Bank a fee (the “Loan Fee”) of $150,000.00 (i.e. 0.75% of the Line of Credit Commitment), which is due and payable in full in good collected funds as of the date of the execution and delivery of this Agreement. There shall be no remittance to the Borrower of any part of the Loan Fee for any reason, including but not limited to the prepayment of the Loan or any Advance in whole or in part prior to the Maturity Date. (ii) Annual Renewal Fee. If on any anniversary date of this Agreement, the Maturity Date as of such anniversary date is scheduled pursuant to a writing executed by both Bank and Borrower for a date that is at least two (2) years following the date of such anniversary date, then the Borrower shall unconditionally pay to Bank a fee (the “Renewal Fee”) of $50,000.00 (i.e. 0.25% of the Line of Credit Commitment), in full in good collected funds on each such anniversary date of this Agreement (or if such date is not a Business Day, on the next succeeding Business Day). In the event that Borrower does not pay any Renewal Fee as herein required, Bank, without prejudice to its right to declare an Event of Default as a result of such failure, may terminate the Line

#13836.21|82165v10 Loan Agreement: Newtek Business Lending et al Page 10 of 31 of Credit Commitment by giving written notice of such termination to Borrower, whereupon Borrower shall have no further entitlement to receive Advances under the Line of Credit. (iii) Due Diligence & Review Costs. The Borrower shall pay all of the Bank’s reasonable attorney’s fees and costs associated with the Bank’s and Bank’s legal counsel’s due diligence and review of the Request for Line of Credit Advance and related documents, with expectation that the ordinary and expected fees and costs will not exceed $500.00 per Request for Line of Credit Advance. If the fees and costs for any Request for Line of Credit Advance will exceed $500.00, Borrower shall approve such fees and costs before the Bank will incur them. Such fees and costs shall be paid by the Borrower in good and collected funds on the date the Advance is made. (iv) In the event that Borrower does not pay any fees or costs as provided in this Section 2.01(h) within ten (10) calendar days of written demand to Borrower therefor, Bank, without prejudice to its right to declare an Event of Default as a result of such failure, may terminate the Line of Credit Commitment by giving written notice of such termination to Borrower, whereupon Borrower shall have no further entitlement to receive Advances under the Line of Credit. ARTICLE THREE CONDITIONS TO LOAN(S) 3.01 Conditions To Closing of the Loan(s). The obligations of Bank to extend the Loan shall not become effective until the date on which the last of the following conditions is satisfied: (a) Bank shall have received all attorney fees and all other costs, fees, and expenses incurred by Bank in relation to the preparation of the Loan Documents and the closing of the Loan, not to exceed a amount of $50,000.00, and all other fees and other amounts due and payable on or prior to the date hereof, required to be reimbursed or paid by Borrower hereunder or under any other Loan Document. (b) The Bank shall have received the following (all of which shall be in form and substance satisfactory to Bank in its sole discretion): (i) This Agreement signed by or on behalf of each party hereto. (ii) Duly executed Note payable to the Bank. (iii) Duly executed other Loan Documents, including without limitation, the Security Agreement. (iv) Certificate of the secretary, authorized officer, general partner, manager or member of the Borrower in form and substance acceptable to the Bank, attaching (if not provided previously) and certifying copies of its Organizational Documents, including without limitation its Operating Agreement, and authorizing resolutions or unanimous written consents, as appropriate for Borrower, authorizing the execution, delivery and performance of the Loan Documents to which it is a party and certifying the name, title and true signature of each officer, or other authorized representative, as applicable, executing the Loan Documents to which the Borrower is a party. (v) Certificates of good standing, status, or existence, as applicable, from the Secretary of State or other proper governmental office of the jurisdiction of organization of the Borrower and each other jurisdiction where any such Loan Party is required to be qualified to do business as a foreign entity. (vi) Certified copies of all consents, approvals, authorizations, registrations and filings and orders required or advisable to be made or obtained under any requirement

#13836.21|82165v10 Loan Agreement: Newtek Business Lending et al Page 11 of 31 of Law in connection with the execution, delivery, performance, validity and enforceability of the Loan Documents, and such consents, approvals, authorizations, registrations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired. (vii) Subordination Agreements executed by each other Person specified by Bank. (viii) Each DACA fully executed. (ix) Evidence of Borrower’s compliance with Section 5.04(a) reasonably satisfactory to Bank; (x) Duly executed certification of beneficial ownership for Borrower. (xi) Duly executed Agreement Regarding Closing of the Loan. (xii) Borrower shall have provided to the Bank a properly executed IRS Form W-9. (xiii) Duly executed and completed Authorization to Debit Account for Loan Payments. (xiv) The following searches (to be performed by Bank or its counsel) as to the Borrower and all Guarantors, with the results being satisfactory to the Bank in its sole discretion: (a) UCC-1 Financing Statement search; (b) judgment lien search; (c) federal lien search. (xv) All signors shall provide legible copies of their driver’s licenses. (c) Each document (including, without limitation, any Uniform Commercial Code financing statements) required by the Security Agreement or under law or reasonably requested by the Bank to be filed, registered or recorded in order to create in favor of the Bank a perfected Lien on the Collateral Personal Property described therein, prior and superior in right to any other Person (other than with respect to Permitted Liens and other Liens expressly permitted pursuant to the terms of this Agreement or the Security Agreement), shall be in proper form for filing, registration or recordation. 3.02 Conditions to Advances. The obligation of the Bank to make any Advance under the Line of Credit is subject to the satisfaction of the following conditions: (a) At the time of and immediately after giving effect to such Advance, no Default Condition or Event of Default shall exist. (b) At the time of and immediately after giving effect to such Advance, all representations, warranties, and covenants of each Loan Party set forth in this Agreement and every other Loan Document shall be true and correct in all material respects (except where the same are qualified by materiality or by Material Adverse Effect, in which case the same shall be true and correct in all respects) on and as of the date of such Advance, in each case before and after giving effect thereto. (c) Those items shown on the Schedule of Post-Closing Items attached to the Agreement Regarding Closing of the Loan shall have been completed, if the required completion date shown on the Schedule of Post-Closing Items is prior to the date of such Advance. (d) The Collections Account and the Operating Account shall have been established with the applicable DACAs in place.

#13836.21|82165v10 Loan Agreement: Newtek Business Lending et al Page 12 of 31 (e) Borrower shall have delivered all other information and documents required to be delivered by the Borrower to the Bank pursuant to this Agreement or any of the Loan Documents, including without limitation those items set forth in Sections 2.01(c) and 2.01(f) herein. Each Request for Line of Credit Advance shall be deemed to constitute a representation and warranty by Borrower that all conditions specified in this Section 3.02 have been satisfied. 3.03 Delivery of Documents. All of the Loan Documents, certificates, legal opinions and other documents and papers referred to in this Article Three, unless otherwise specified, shall be delivered to Bank and in sufficient counterparts or copies as Bank shall require and shall be in form and substance satisfactory in all respects to Bank. ARTICLE FOUR REPRESENTATIONS AND WARRANTIES To induce Bank to enter into this Agreement and to extend to Borrower the Loan, Borrower represents and warrants to Bank both before and after giving effect to the transactions contemplated hereby, which representations and warranties shall be deemed made as of the date of this Agreement, as follows: 4.01 Continuing Nature of Warranties. The representations and warranties made herein shall be true and correct as of the date hereof and shall remain true and correct in all material respects at all times hereafter so long as any portion of the Loan shall remain outstanding. All such representations and warranties are given as an inducement to Bank to extend credit to Borrower. Bank is relying on the validity and accuracy of such representations and warranties and all of such representations and warranties shall survive any and all bankruptcy, reorganization, arrangement, liquidation, dissolution or insolvency proceedings relating to Borrower or Guarantors. 4.02 Existence; Power. Borrower (i) is duly organized, validly existing and in good standing as a corporation, partnership, or limited liability company, as applicable, under the laws of the State of the entity’s formation, (ii) has all requisite power and authority to carry on its respective business as now conducted, and (iii) is duly qualified to do business, and is in good standing, in each jurisdiction where such qualification is required, except where a failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect. 4.03 Organizational Power; Authorization. The execution, delivery and performance by Borrower of the Loan Documents to which it is a party are within Borrower’s organizational powers, and have been duly authorized, as applicable, by all necessary organizational, and if required, shareholder, partner, member, or manager action. This Agreement and each other Loan Document to which Borrower is a party dated the date hereof has been duly executed and delivered by Borrower, and constitutes, and each other Loan Document to which Borrower will become a party, when executed and delivered by Borrower shall constitute, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity. 4.04 Places of Business; Fictitious Names; Location of Collateral Personal Property. Borrower’s correct legal name and address is as set forth in the preamble to this Agreement and (i) Borrower was organized in the jurisdiction of Borrower as set forth in the preamble to this Agreement; (ii) the principle office of Borrower is as set forth in the preamble to this Agreement (the “Borrower’s Principal Office”); (iii) the Borrower has no other material places of business; (iv) Borrower has not been organized in any other jurisdiction, nor changed any such location in the last five (5) years, (v) Borrower has not changed its name in the last five (5) years, and (vi) during such period Borrower has not used, nor does Borrower now use, any fictitious or trade name. The Collateral Personal Property consisting of inventory and equipment is located at the Borrower’s Principal Office. The books and records relating to the Collateral Personal Property consisting of accounts receivable is as also located at the Borrower’s Principal Office.

#13836.21|82165v10 Loan Agreement: Newtek Business Lending et al Page 13 of 31 4.05 Pending Litigation. There are no judgments or judicial or administrative orders, proceedings or investigations (civil or criminal) pending or, to the knowledge of Borrower, threatened, against any Borrower in any court or before any Governmental Authority, which, if adversely determined, could reasonably be expected to cause a Material Adverse Effect. No member, manager, partner, shareholder, director, or executive officer of Borrower has been indicted or convicted in connection with or is engaging in any racketeering or other similar criminal conduct or activity, or is currently subject to any lawsuit or proceeding or under investigation in connection with any racketeering or other similar criminal conduct or activity. 4.06 Governmental Approvals; No Conflicts. The execution, delivery and performance by Borrower of this Agreement, and the other Loan Documents to which it is a party (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (ii) do not violate or result in the breach of any of the terms and provisions of any of Borrower’s Organizational Document, (iii) will not violate any requirements of Law applicable to Borrower, or any judgment, order or ruling of any Governmental Authority, (iv) will not violate or result in a default under any indenture, material agreement or other material instrument binding Borrower or any of its assets or give rise to a right thereunder to require any payment to be made by Borrower and (v) will not result in the creation or imposition of any Lien on any asset of Borrower, except Liens created under the Loan Documents. 4.07 Financial Statements. The Financial Statements of NBL and Borrower delivered to Bank in connection with the Loan (including in all cases the notes thereto, if any) have been prepared in accordance with GAAP or other standard acceptable to Bank, are accurate and complete in all material respects as of the respective dates thereof, are consistent with Borrower’s books and records (which, in turn, are accurate and complete in all material respects), present fairly in all material respects Borrower’s financial condition, results of operations and cash flows as of the times and for the periods referred to therein. Borrower represents and warrants that there have been no changes to the financial condition of NBL since the most recent Financial Statements of NBL delivered to Bank which have had or could reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect. Borrower has no material Indebtedness and has not granted any Liens in its property other than those granted in connection with the Loan and other Permitted Liens. 4.08 Compliance with Laws and Agreements. Borrower represents and warrants that it and its respective Subsidiaries, if any, are substantially in compliance with (a) all requirements of Law and all judgments, decrees and orders of any Governmental Authority and (b) all indentures, agreements or other instruments binding upon it or its properties, except where non-compliance, either singly or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. 4.09 Taxes. Borrower represents and warrants that it has timely filed or caused to be filed all Federal and state income tax returns and all other material tax returns that are required to be filed by it, and has paid all taxes shown to be due and payable on such returns or on any assessments made against it or its property, except where the same are currently being contested in good faith by appropriate proceedings and in the case of the Borrower has set aside on its books adequate reserves in accordance with GAAP. Borrower represents and warrants that the charges, accruals and reserves on its books in respect of such taxes are adequate, and no tax liabilities that could be materially in excess of the amount so provided are anticipated. 4.10 ERISA. Borrower represents and warrants that it is in compliance with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations and published interpretations thereunder with respect to all employee benefit plans covered thereby. Borrower represents and warrants that no ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. 4.11 Investment Company Act, etc. Borrower is not (i) an “investment company” under the Investment Company Act of 1940, as amended, or (ii) otherwise subject to any other regulatory

#13836.21|82165v10 Loan Agreement: Newtek Business Lending et al Page 14 of 31 scheme limiting its ability to incur debt or requiring any approval or consent from or registration or filing with, any Governmental Authority in connection therewith. 4.12 Margin Regulations. None of the proceeds of the Loan will be used, directly or indirectly, for “purchasing” or “carrying” any “margin stock” with the respective meanings of each of such terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect or for any purpose that violates the provisions of the Regulation U. None of the Loan Parties is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying “margin stock.” 4.13 Ownership of Property. (a) The Borrower has good title to, or valid leasehold interests in, all of its real and personal property material to the operation of its business free and clear of Liens other than Permitted Liens. All leases that individually or in the aggregate are material to the business or operations of the Borrower are valid, subsisting and in full force and effect. (b) The Borrower owns, or is licensed or otherwise has the right to use, all patents, trademarks, service marks, trade names, copyrights and other intellectual property material to its business, and to Borrower’s knowledge the use thereof by Borrower does not infringe in any material respect on the rights of any other Person. (c) Borrower represents and warrants that the properties of Borrower is insured with financially sound and reputable insurance carriers which are not Affiliates of the Loan Parties, in such amounts with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower operates. 4.14 Subsidiaries and Affiliates. Borrower has no Subsidiaries. 4.15 Loan Party Disclosures. Borrower has disclosed to Bank for itself, all agreements, instruments, and corporate or other restrictions to which Borrower is subject, and all other matters known to any of them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Borrower represents and warrants that none of the reports, Financial Statements, certificates nor other information furnished by or on behalf of any Loan Party to the Bank in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by any other information so furnished) contains any material misstatement of fact nor omits to state any material fact necessary to make the statements therein, taken as a whole, in light of the circumstances under which they were made, not misleading. 4.16 Labor Relations. Borrower is not a party to any collective bargaining agreement nor has any labor union been recognized as the representative of its employees. There are no strikes, lockouts, collective bargaining activities or other material labor disputes or grievances against Borrower, or, to Borrower’s knowledge, threatened against or affecting Borrower, and no significant unfair labor practice, charges or grievances are pending against Borrower, or to Borrower’s knowledge, threatened against it before any Governmental Authority, except where the result of any of the foregoing, either singly or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. 4.17 OFAC. Borrower represents and warrants that it (i) is not a person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (ii) does not engage in any dealings or transactions prohibited by Section 2 of such executive order, or is otherwise associated with any such person in any manner violative of Section 2, or (iii) is not a person on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other U.S. Department of Treasury’s Office of Foreign Assets Control regulation or executive order. 4.18 Patriot Act; Foreign Corrupt Practices Act. Borrower represents and warrants that it is in compliance, in all material respects, with (i) the Trading with the Enemy Act, as

#13836.21|82165v10 Loan Agreement: Newtek Business Lending et al Page 15 of 31 amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (ii) the Uniting And Strengthening America By Providing Appropriate Tools Required To Intercept And Obstruct Terrorism (USA Patriot Act of 2001). No part of the proceeds of the Loan will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended. 4.19 Absence of Defaults. Borrower represents and warrants that no Default Condition or Event of Default has occurred or is continuing. 4.20 No Loans by Insiders. None of the Insiders have made any loan(s) to the Borrower, except as identified in Section 4.21 hereof. 4.21 Mezzanine, Shareholder, & Investor Debt. Borrower has no current mezzanine, shareholder, or investor debt. Borrower shall notify the Bank prior to incurring any mezzanine, shareholder, or investor debt, and Borrower shall not incur any mezzanine, shareholder, or investor debt without written approval of the Bank. Bank may condition its approval on the execution of an Intercreditor Agreement or Subordination Agreement in form and substance satisfactory to the Bank in its sole discretion. 4.22 Eligible Real Estate Loans. With respect to each Eligible Real Estate Loan for which the Bank makes an Advance, the Borrower makes the following specific representations and warranties: (a) The Real Estate Note has been funded and, except as disclosed to Bank, the original face amount is still owing and unpaid according to the terms and provisions thereof, and is subject to no offsets, credits, or concessions. The Real Estate Note, Mortgage, and all other documents executed in connection with the Eligible Real Estate Loan are true, correct and complete in all material respects with no changes, modifications, or other agreements except as specifically disclosed in writing to Lender. (b) The Real Estate Note was originated in compliance with all Laws. (c) The Real Estate Note was originated in accordance with NBL's accepted underwriting practices unless otherwise disclosed to Lender. (d) Borrower is the sole owner and holder of the Real Estate Note, Mortgage, and all other documents executed in connection with the Eligible Real Estate Loan, and has full power and authority to assign same to Lender in accordance with the terms hereof and such assignment will not conflict with any other agreement to which Borrower is a party or under which Borrower is obligated, nor shall such assignment constitute a default under the terms of any such agreement, except as specifically disclosed in writing to Bank. (e) In making, handling, and servicing the Real Estate Note, the Borrower will exercise the same care as it normally exercises with respect to a Real Estate Note held entirely for the Borrower's own account. ARTICLE FIVE AFFIRMATIVE COVENANTS Borrower covenants and agrees until such time as the Obligations have been indefeasibly paid in full in cash and any obligation of Bank to fund any portion of the Loan has terminated or expired: 5.01 Payment of Obligations. Borrower shall pay principal, interest, fees and other charges on the Loan and the other Obligations as and when due pursuant to the Note, this Agreement, and the other Loan Documents.

#13836.21|82165v10 Loan Agreement: Newtek Business Lending et al Page 16 of 31 5.02 Financial Statements and Other Reporting. (a) Annual Audited Financial Statements of NBL. Within one hundred twenty (120) days after the end of each Fiscal Year Borrower shall submit to Bank consolidated annual financial statements for NBL, and any and all Subsidiaries of NBL, for the Fiscal Year most recently ended, prepared in conformity with GAAP consistently applied and consisting of a balance sheet, and related statements of income, equity and cash flows (together with footnotes thereto) of NBL and its respective Subsidiaries audited by an independent certified public accountant acceptable to Bank (without a “going concern” or like qualification, exception or explanation and without any qualification or exception as to scope of such audit) to the effect that such financial statements present fairly in all material respects the financial condition and the results of operations of NBL and its respective Subsidiaries for such Fiscal Year on a consolidated basis certified to the Bank by a Financial Officer of the Borrower. (b) Annual Company Prepared Financial Statements of Borrower. Within one hundred twenty (120) days after the end of each Fiscal Year, Borrower shall submit to Bank internally prepared financial statements for the Fiscal Year most recently ended, prepared in conformity with GAAP consistently applied and consisting of a balance sheet, and related statements of income, equity and cash flows, which financial statements shall present fairly in all material respects the financial condition and the results of operations of the Borrower for such Fiscal Year, certified to the Bank by a Financial Officer of the Borrower. (c) Quarterly Financial Statements of NBL. Within forty-five (45) days after the end of each quarter of the year, NBL shall submit to Bank internally prepared financial statements including consolidated balance sheets of NBL and its respective Subsidiaries as of the end of such quarter, and the related consolidated statements of income and cash flows and profit and loss statements of NBL and its respective Subsidiaries, for such quarter and the then elapsed portion of such year, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of NBL’s previous year certified to Bank by a Financial Officer of NBL, all of which shall be prepared in accordance with GAAP. (d) Borrower Tax Return. Upon request by the Bank, Borrower shall submit to Bank a complete copy of its federal income tax return for each calendar year together with all schedules or exhibits thereto. (e) NBSC 10-K. Within thirty (30) days of the date of filing thereof, Borrower shall submit to Bank a complete copy of NBSC’s 10-K. (f) NBSC 10-Q. Within thirty (30) days of the date of filing thereof, Borrower shall submit to Bank a complete copy of NBSC 10-Q. (g) Monthly Collateral Loan Report. Borrower shall furnish to the Bank within thirty (30) days of each calendar month’s end a monthly report containing an aging of the Real Estate Notes receivable (“Receivables List”). The Receivables List shall, for each Real Estate Note: (i) identify each Real Estate Note by name of Real Estate Borrower, (ii) show the total principal amount outstanding on each Real Estate Note, (iii) show the total accrued and unpaid interest on each Real Estate Note, (iv) show all delinquency/past due information, as applicable, and (v) provide such other information as Bank may reasonably require. (h) Notice of Real Estate Note Default. Borrower shall notify the Bank in the event that any Collateral Loan becomes thirty-two (32) or more calendar days past within thirty (30) days of the occurrence thereof. Bank may, in its sole discretion, require the Borrower to immediately repay the remaining balance of the Advance made on any Real Estate Note that is in default. (i) Upon occurrence, Borrower shall provide to Bank prompt written notice of any change (i) in the Loan Party’s organizational name, (ii) in the jurisdiction of organization or formation of the Loan Party, (iii) in any Loan Party’s identity or form of organization or (iv) in any Loan Party’s Federal Taxpayer Identification Number. Borrower agrees not to effect or permit any change referred to in the preceding sentence to the extent within the Loan Parties’ control, unless all filings have been made under the UCC or otherwise that are required in order for the Bank to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral.

#13836.21|82165v10 Loan Agreement: Newtek Business Lending et al Page 17 of 31 (j) Loan Parties shall promptly provide to Bank such other information regarding the results of operations, business affairs and financial condition of the Loan Parties as Bank may reasonably request in writing. All financial statements or records submitted to Bank via electronic means, including, without limitation by facsimile, open internet communications or other telephonic or electronic methods, including, without limitation, documents in Tagged Image Format Files (“TIFF”) or Portable Document Format (“PDF”) shall be treated as originals, fully binding and with full legal force and effect and the parties waive any rights they may have to object to such treatment. The Bank may rely on all such records in good faith as complete and accurate records produced or maintained by or on behalf of the party submitting such records. 5.03 Deposit Account Control Agreements. Borrower shall have established a “Collections Account” and an “Operating Account” at Capital One, N.A. or other depository institution reasonably acceptable to Bank (the “Depository Institution”) in the name of the Borrower. Bank, Borrower and the applicable Depository Institution shall enter into springing Deposit Account Control Agreements with respect to each of the Collections Account and the Operating Account in form and substance acceptable to the Bank, providing at a minimum that the Bank may take exclusive control over the applicable account following the occurrence of an Event an Event for so long as an Event of Default is continuing (each a “DACA” and collectively, the “DACAs”). All payments and fees on the Real Estate Collateral Loans shall be made to the Collections Account and may be moved by the Borrower to the Operating Account. The Borrower shall be required to notify all Real Estate Borrowers to make all payments to the Collections Account. Upon request by the Bank, the Borrower shall provide a statement of all transactions in the Collections Account and the Operating Account to the Bank. 5.04 Maintenance of Insurance, Financial Records and Existence. (a) Required Insurance. Borrower shall maintain or cause to be maintained insurance on Borrower’s properties and assets against fire, casualty, public liability, as well as general liability, and other liability insurance related to the business of Borrower as is customary for such business, all in such amounts, with such deductibles and with such insurers as are customary for such business (the “Required Insurance”). All of the policies relating to the Required Insurance shall contain standard “Mortgage” (where applicable), “lender loss payable” and “additional insured” (where applicable) clauses issued in favor of Bank pursuant to which all losses thereunder shall be paid to Bank as Bank’s interests may appear. Such policies shall expressly provide that the Required Insurance cannot be altered in any way adverse to Bank or canceled without thirty (30) days’ (or ten (10) days with respect to nonpayment of premium) prior written notice to Bank and shall insure Bank notwithstanding the act or neglect of the insured. At or prior to the date hereof, Borrower shall furnish Bank with insurance certificates certified as true and correct and being in full force and effect as of the date hereof or such other evidence of the Required Insurance as Bank may reasonably require. In the event the Borrower fails to procure or causes to be procured any of the Required Insurance or to timely pay or cause to be paid the premium(s) on any of the Required Insurance, Bank may do so for Borrower, but Borrower shall continue to be liable for the same. Borrower further covenants that all insurance premiums owing under its current casualty policy or policies will be paid when due. Borrower also agrees to notify Bank, promptly, upon Borrower’s receipt of a notice of termination, cancellation or non- renewal from its insurance company of any of the Required Insurance. Borrower hereby appoints Bank as its attorney-in-fact, exercisable at Bank’s option upon the occurrence and during the continuance of an Event of Default, to endorse any check which may be payable to Borrower in order to collect the proceeds of the Required Insurance. The foregoing general requirements shall not be in limitation or derogation of any other requirement of Borrower to obtain and/or maintain insurance as specified in any other Loan Document, including without limitation, any Security Agreement. (b) Financial Records. Borrower shall keep current and accurate books of records and accounts in which full and correct entries in all material respects will be made of all of their respective business transactions, and will reflect in its Financial Statements adequate accruals and appropriations to reserves, all in accordance with GAAP or other standards approved by Bank in writing. Borrower shall not change its Fiscal Year end date without prior written notice to Bank. (c) Existence; Rights; Conduct of Business. The Borrower shall do (or cause to be done) all things reasonably necessary to preserve and keep in full force and effect its legal existence and good

#13836.21|82165v10 Loan Agreement: Newtek Business Lending et al Page 18 of 31 standing and the Borrower’s rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business, and will continue to engage in the same business as presently conducted or such other businesses that are reasonably related thereto. 5.05 Notices of Material Events. Borrower shall furnish to Bank prompt written notice of the following: (a) The occurrence of any Default Condition or Event of Default. (b) The filing or commencement of any action, suit, proceeding or investigation by or before any arbitrator or Governmental Authority, against or, to the knowledge of Borrower, affecting Borrower, which, if adversely determined, could reasonably be expected to result in a Material Adverse Effect. (c) Any change in the nature or extent of Hazardous Substances maintained on or with respect to any property of Borrower or the occurrence of any event or any other development by which Borrower (i) fails to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) becomes subject to any Environmental Liability, (iii) receives notice of any claim with respect to any Environmental Liability, or (iv) becomes aware of any basis for any Environmental Liability and in each of the preceding clauses, which individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. (d) The occurrence of any ERISA Event with respect to Borrower that alone, or together with any other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect. (e) The occurrence of any default or event of default, or the receipt by Borrower of any written notice of an alleged default or event of default, in respect of any Material Indebtedness of Borrower. (f) Any other development with respect to Borrower that results in, or could reasonably be expected to result in, a Material Adverse Effect. Each notice delivered under this hereunder shall be accompanied by a written statement of a Responsible Officer of Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto. 5.06 Litigation. Borrower shall give prompt notice to Bank of any litigation claiming in excess of $100,000.00 from Borrower or which, if adversely determined, could reasonably be expected to cause a Material Adverse Effect. 5.07 Taxes. Borrower shall pay or cause to be paid, all taxes when due (other than taxes levied upon Bank based upon or measured by Bank’s income or revenues), if any, in connection with the Loan, the Loan Documents and/or the execution, delivery or recording of any Mortgage, deed of trust, security deed, security agreement, financing statements or other Loan Documents. The Obligations of the Borrower under this section shall survive the payment of Borrower’s Obligations under this Agreement and the termination of this Agreement. 5.08 Compliance with Laws, etc. The Borrower shall: (i) comply with all laws, rules, regulations and requirements of any Governmental Authority applicable to its business and properties, including without limitation, all Environmental Laws, ERISA, and the Occupational Safety and Health Act of 1970, as amended (“OSHA”), except where the failure to do so, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; (ii) at all times maintain its properties in compliance with all applicable Environmental Laws and free of any Hazardous Substances; (iii) pay, perform or otherwise satisfy any fine, charge, penalty, fee, damage, order, judgment, decree or imposition related thereto which, if unpaid, would constitute a lien or encumbrance on any Collateral, other than a Permitted Encumbrance, unless (a) the validity thereof shall be contested diligently and in good faith by appropriate proceedings and with counsel reasonably satisfactory to Bank and (b) so long as Borrower shall at all times have deposited with Bank, or posted a bond satisfactory to Bank in, a sum equal to the amount necessary (in the reasonable discretion of Bank) to comply with such order or directive (including,

#13836.21|82165v10 Loan Agreement: Newtek Business Lending et al Page 19 of 31 but not limited to, the amount of any fine, penalty, interest or cost that may become due thereon by reason of or during such contest); provided, however, that Bank shall be subrogated to the rights of the payee of such amount upon payment in full with respect to such fine, charge, or any portion thereof; and (iv) to take all appropriate response actions, including any removal or remedial actions, in the event of a release, emission, discharge, or disposal of any Hazardous Substances in, on, under or their respective properties necessary in order for such property to be or remain in compliance with all Environmental Laws.. 5.09 Payment of Obligations. Borrower shall pay and discharge at or before maturity, all of their respective obligations and liabilities (including without limitation all tax liabilities and claims that could result in a statutory Lien) before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) Borrower has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect. 5.10 Visitation, Inspection, etc. The Borrower shall permit any of Bank’s officers or other representatives to visit and inspect any location(s) of Borrower or under Borrower’s control where any Collateral or any records of Collateral is kept during regular business hours to examine and audit Borrower’s books of account, records, reports and other papers in connection with each Eligible Real Estate Loan, to make copies and extracts therefrom and to discuss its affairs, finances and accounts with its officers, employees and independent certified public accountants and attorneys. As long as there is no Event of Default, the Bank will provide reasonable notice prior to making such visitations or inspections. If there is an Event of Default, visitations and inspections may at the Bank’s sole discretion be made without notice while such Event of Default is continuing. Borrower shall pay to Bank all reasonable fees, costs and expenses actually incurred by Bank in connection with up to one such inspection per year performed while no Event of Default is continuing and all such inspections performed while an Event of Default is continuing. In the event the Bank, its officers or other representatives obtain access to any other records of Borrower not pertaining to the Eligible Real Estate Loans, Bank shall immediately return such records, not retain any copies, and shall keep all such information confidential to the same standard Bank exercises in connection with the non-public personal information of its own customers. 5.11 Maintenance of Properties. Borrower shall keep and maintain (and, if applicable cause each direct or indirect Subsidiary of Borrower to keep and maintain) all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted. 5.12 Use of Proceeds. Borrower shall use the proceeds of the Loan to purchase Real Estate Mortgage Loans from NBL or one of NBL’s Subsidiaries. No part of the proceeds of the Loan will be used, whether directly or indirectly, for any purpose that would violate any rule or regulation of the Board of Governors of the Federal Reserve System, including without limitation Regulations T, U or X. 5.13 Leased Premises. In the event that any Collateral or books and records related thereto is or becomes located on any of the properties leased by the Loan Parties, the Borrower shall cause the applicable Loan Party to promptly, upon written request by Bank, seek to obtain from the owner and landlord of such leased properties a Landlord’s Waiver and Consent Agreement in form and substance reasonably acceptable to Bank and forward same to Bank. 5.14 Further Assurances. Borrower shall execute and/or deliver any and all further documents, financing statements, agreements and instruments, and take all further action (including filing Uniform Commercial Code and other financing statements, Mortgages and deeds of trust and preparing all documentation relating to filings under the Federal Assignment of Claims Act) that may be required under applicable law, or that Bank may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority of the security interests created or intended to be created by the Security Agreements. In addition, from time to time, Borrower shall, at their sole cost and expense, promptly secure the Obligations by pledging or creating, or causing to be pledged or created, perfected security interests with respect to such of its assets and properties as the Bank shall designate (it being understood that it is the intent of the parties that the Obligations shall be secured by substantially all the assets of the Borrower (including properties acquired subsequent to the date hereof)). Such security interests and Liens will be created under the Security

#13836.21|82165v10 Loan Agreement: Newtek Business Lending et al Page 20 of 31 Agreements and other security agreements, Mortgages, deeds of trust and other instruments and documents in form and substance reasonably satisfactory to Bank, and Borrower shall deliver or cause to be delivered to Bank all such instruments and documents (including legal opinions, title insurance policies, ownership and encumbrances reports and lien searches) as Bank shall reasonably request to evidence compliance with this Section. In furtherance of the foregoing, Borrower shall give prompt notice to Bank of the acquisition by Borrower (and, if applicable, by any direct or indirect Subsidiary) of any real property (or any interest in real property) or of any acquisition by Borrower of personal property that is maintained in a title form, such has vehicles or equipment. 5.15 Cross-Collateralization & Cross-Default. All future Obligations of the Borrower in favor of the Bank shall be cross-collateralized and cross-defaulted with the Loan and with each other. 5.16 Notification to Real Estate Borrower. Borrower acknowledges and agrees that upon an Event of Default, the Bank shall have the right to notify any Real Estate Borrower of the Collateral Assignment in favor of the Bank and, may direct the Real Estate Borrower to make all payments due under the Real Estate Note to the Bank. ARTICLE SIX NEGATIVE COVENANTS The Borrower covenants and agrees until such time as the Obligations have been indefeasibly paid in full in cash and any obligation of Bank to fund any portion of the Loan has terminated or expired: 6.01 Fundamental Changes. (a) Borrower shall not (and, if applicable, shall not permit any of its direct or indirect Subsidiaries to) merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, lease, transfer or otherwise dispose of (in a single transaction or a series of transactions) all or substantially all of its assets (sales of Eligible Real Estate Loans in the ordinary course of business shall not be deemed a sale of all or substantially all of the Borrower’s assets, even if such loans sold constitute all or substantially all of the Borrower’s assets) (in each case, whether now owned or hereafter acquired) or all or substantially all of the equity interests of any of its Subsidiaries (in each case, whether now owned or hereafter acquired), liquidate, dissolve or create or acquire any additional Subsidiary. (b) Borrower shall not (and, if applicable, shall not permit any of its direct or indirect Subsidiaries to) engage in any business other than businesses that are similar or complementary to the type conducted by Borrower (or, as applicable, such Subsidiary) on the date hereof and businesses complementary or reasonably related thereto. (c) Borrower will do or cause to be done all things necessary to preserve and to keep in full force and effect their corporate existence and rights and its franchises, trade names, patents, trademarks and permits which are necessary for the continuance of its business; and continue to engage principally in the business currently operated by Borrower. (d) Borrower shall not permit or suffer to exist any of the following: (i) the transfer, exchange or acquisition of ownership, directly or indirectly, beneficially or of record, by any person or group the outstanding shares of voting stock or other equity interests of Borrower other than by the Guarantors except if same is by operation of law, pursuant to a judicial decree, order or administrative directive (but Borrower is under no duty to contest or appeal any such decree, order or administrative directive) ; or (ii) management of Borrower to be anything other than member-managed by NBL. (e) Borrower shall not permit or suffer to exist any event where Guarantors cease to be in control of the management of the Borrower.

#13836.21|82165v10 Loan Agreement: Newtek Business Lending et al Page 21 of 31 6.02 Amendment to Material Documents. Borrower shall not amend, modify or waive any of its rights in a manner materially adverse to the Bank, or which could otherwise be reasonably expected to have a Material Adverse Effect under (i) its Organizational Documents or (ii) any material contract. 6.03 Accounting Changes. Borrower shall not make any significant change in accounting treatment or reporting practices, except as required or permitted by GAAP, or change the Fiscal Year of any such Loan Party. 6.04 Subordinated Debt Payments. The Loan Parties shall not make any payment on Subordinated Debt in contravention of the terms and conditions of any Subordination Agreements. 6.05 Modification of Collateral Loans. Borrower will not modify, amend, or change the terms of any Collateral Loan except in ordinary course of business and, if any such modification, amendment, or change or terms will either (i) result in Material Adverse Effect on the Borrower or (ii) negatively affect the Collateral, then the Borrower will not make such modification, amendment, or change of terms without prior written consent of the Bank. ARTICLE SEVEN FINANCIAL COVENANTS The Borrower covenants and agrees until such time as the Obligations have been indefeasibly paid in full in cash and any obligation of Bank to fund any portion of the Loan has terminated or expired: 7.01 Minimum Interest Coverage Ratio. Borrower shall maintain an Interest Coverage Ratio of not less than 1.20 to 1.00, tested annually, based upon the financial statements required to be delivered pursuant to Section 5.02 hereof. “Interest Coverage Ratio” means the Borrower’s earnings before interest expense, depreciation expense, and amortization expense divided by the Borrower’s interest expense. 7.02 Minimum Cash Balance. Borrower shall establish and thereafter maintain with Bank until such time as the Obligations have been indefeasibly paid in full in good collected funds and the commitment to fund the Line of Credit has been terminated a depository account (“Depository Account”). Borrowers shall at all times maintain a minimum cash balance of $80,000.00 in the Depository Account. ARTICLE EIGHT SECURITY 8.01 Grant of Security Interest. As security for the full and timely payment and satisfaction of all of the Borrower’s obligations hereunder and under the Note, or under any other note or agreement with the Bank, the Borrower hereby grants to Bank a security interest in and to, and hereby collaterally pledges, assigns, conveys, Mortgages, and transfers, the following, and to the extent the documents, instruments or other items evidencing and representing the following (for the avoidance of doubt, other than cash) have not been delivered to Borrower, Borrower hereby covenants and agrees to deliver such documents, instruments, or other items to Bank (the “Real Estate Loan Collateral”): (a) The Real Estate Note for or with respect to each Collateral Loan, and all of the indebtedness evidenced by such Real Estate Notes. (b) All of its right, title and interest in and to the Mortgages and other instruments securing the payment of the indebtedness evidenced by the Real Estate Notes for Collateral Loans, including, but not limited to, all escrows included thereunder and all servicing rights and proceeds from the sale of servicing rights, (and in the Event of Default, Borrower hereby subrogates the Bank to its position as lien

#13836.21|82165v10 Loan Agreement: Newtek Business Lending et al Page 22 of 31 holder to the end that Bank may, at its election, exercise, if necessary, in Borrower’s name, all of the rights of the beneficiary of said Mortgages and other similar security instruments). (c) All proceeds from the sale or transfer of each Collateral Loan, up to the amount necessary to pay the remaining unpaid amount of the Advance made for the respective Collateral Loan. (d) All deposits of Borrower (whether general or special, time or demand, provisional or final, or individual or joint) maintained with or at Bank or any of its affiliates, custodians or designees (e) All escrows, deposits, and other monies or consideration received by or on behalf of Borrower with respect to each Collateral Loan, including, but not limited to, escrows for insurance, taxes and interest and payments made under the Eligible Real Estate Loan by the Real Estate Borrower. (f) All proceeds of any hazard insurance which may arise from damage to or destruction of any property directly or indirectly securing Borrower’s indebtedness which may arise under this Agreement. (g) Borrower’s right, title and interest in and to any private Mortgage insurance in effect with respect to any Collateral Loan and the proceeds thereof. (h) Borrower’s right, title and interest in and to any hazard insurance, liability insurance and title insurance pertaining to any Collateral Real Estate securing any Collateral Loan and proceeds thereof. (i) All appraisals, surveys, insurance certificates, termite reports and other loan documents pertaining to the Collateral Loans delivered to the Bank. (j) All general intangibles pertaining to the Collateral Loans delivered to the Bank. (k) All of the Borrower’s ledger and account cards, computer tapes, disks and printouts, and books and records of Borrower in connection with the Collateral Loans. (l) Any and all other properties and assets of Borrower of whatever nature, tangible or intangible, wherever located and whether now or hereafter existing relating to the Collateral Loans delivered to the Bank other than those properties and assets not unique to such Collateral Loans used in the Borrower’s business for operational purposes and properties and assets pertaining to any other loans by Borrower not secured by this Agreement, whether now existing or hereafter acquired or created, whether owned beneficially or of record and whether owned individually, jointly or otherwise, together with any and all products and proceeds thereof, all payments and other distributions with respect thereto and any and all renewals, substitutions, modifications and extensions of any and all of the foregoing; provided, however, that the foregoing shall not include any products, proceeds, payments or distributions received by Borrower from the sale of any Eligible Real Estate Loan if Borrower has repaid the Advance received by it under the Loan with the proceeds of the sale or otherwise substituted another a Collateral Loan for the Eligible Real Estate Loan so sold. 8.02 Authority to File; Further Assurances. Borrower authorizes Bank at any time, without further consent or the signature of Borrower, to file (including by any electronic method) in any jurisdiction, financing statements, amendments to financing statements, continuations of financing statements, or other documents covering the Real Estate Loan Collateral, or any part thereof, including, without limitation, any filings with any County or State. Borrower also ratifies its authorization for Bank to have filed in any Uniform Commercial Code jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof. Borrower further agrees to promptly take such additional actions and to execute such additional documents as Bank deems reasonably necessary or advisable to perfect, continue the perfection of, maintain the priority of, and otherwise to protect and preserve Bank’s security interest in, the Real Estate Loan Collateral and to prevent the accrual of prescription or statute of limitations with respect to the Real Estate Loan Collateral. Borrower shall execute any endorsements, collateral assignments, and stock powers with respect to the Real Estate Loan Collateral, in form and substance satisfactory to Bank that Bank may request. As may be necessary or advisable to ensure the attachment, perfection, or priority of, or ability of the Bank to enforce its security interest in, the Real Estate Loan Collateral, Borrower will: (i) comply with any provision of any statute, regulation, or treaty of the United

#13836.21|82165v10 Loan Agreement: Newtek Business Lending et al Page 23 of 31 States as to any Real Estate Loan Collateral; (ii) obtain any governmental and other third party consents or approvals; and (iv) obtain subordinations and/or waivers from mortgagees or landlords in form and substance satisfactory to Bank. 8.03 Release of Real Estate Loan Collateral. Items released in writing by Bank from time to time from the lien of this Agreement shall no longer be considered Real Estate Loan Collateral hereunder. This assignment is made for the purpose of securing an indebtedness of the Borrower to the Bank, and it is a condition hereof that if no Event of Default has occurred and is continuing, this assignment shall not be enforceable by the Bank. But in the event any Event of Default (subject to any applicable cure period) has occurred and is continuing, then, and in such event, Bank shall have all rights accorded Borrower under such documents, and Bank may take and receive all payment under the Real Estate Note(s) for Collateral Loans and other Real Estate Loan Collateral assigned hereby and any and all proceeds or product thereof, and take any legal action in respect of such Real Estate Loan Collateral as the Borrower might absent this assignment. This assignment constitutes a pledge and creates and grants, and Borrower hereby creates and grants, to Bank a security interest, under the terms of the Uniform Commercial Code in the above described Real Estate Loan Collateral and all remedies afforded by the Uniform Commercial Code are hereby granted unto the Bank. Furthermore, the pledge created hereunder may be perfected by the delivery of the Real Estate Notes to a third party as bailee and failure of Bank to have physical possession thereof shall not in such event invalidate this pledge or its perfection, if such bailee is given notice of this assignment. 8.04 Security Interest in Collateral Personal Property. In additional to the security interest granted in this Agreement, the Borrower shall have executed the Security Agreement granting to the Bank a security interest in the Collateral Personal Property. 8.05 Custodial Arrangement for Collateral Loan Files. Borrower hereby agrees to deliver to Bank promptly following the acquisition (or such subsequent amendment or modification) of a Collateral Loan, all of the loan documents constituting the loan closing file related thereto and any subsequent amendments and modifications thereto (each, a “Collateral Loan File”), including without limitation the original Note, original Allonge, and original Collateral Allonge, and Bank agrees to take custody of and safeguard each Collateral Loan File so received from Borrower. Bank will permit periodic inspection of the Collateral Loan Files by Borrower upon reasonable advance notice. Bank will also provide Borrower copies of any of the documents in the Collateral Loan Files as reasonably requested by Borrower from time to time. Bank shall take the same or substantially similar precautions to protect and preserve the Collateral Loan Files that it uses to protect its own loan files of similar import, but in any event, no less than a reasonable standard of care consistent with the importance of the Collateral Loan Files. Within three (3) business days of repayment in full of the Advance made under the Loan with respect to any Eligible Real Estate Loan, the Bank shall return to the Borrower the respective Collateral Loan File, including without limitation the originals of the Note, the Collateral Assignment, the Collateral Allonge, the Allonge, and all other documents relating to the Eligible Real Estate Loan the Advance on which has been repaid in full. Bank shall release in writing its interests, including without limitation security interests and liens, in any Real Estate Collateral with respect to which the underlying Eligible Real Estate Loan was funded in whole or in part by with an Advance under the Loan upon the repayment of such Advance if requested by the Borrower. ARTICLE NINE DEFAULTS AND REMEDIES UPON DEFAULTS 9.01 Events of Default. Any one or more of the following shall constitute an “Event of Default” hereunder: (a) the failure by a Loan Party to pay within ten (10) calendar days when due (i) any payment of principal and/or interest on or with respect to (A) the Loan under the Note, (B) any other Obligation, or (C) any other Loan Document, whether a regularly scheduled payment, at maturity or by acceleration, or (ii) any taxes or assessments required to be paid hereunder, or (iii) any insurance premiums required to keep the insurance coverage required hereunder or pursuant to any Security Agreement or any other Loan Document in full force and effect at any time, or (iv) any other monetary sum required to be paid pursuant to the terms of any other Loan Document; or

#13836.21|82165v10 Loan Agreement: Newtek Business Lending et al Page 24 of 31 (b) any representation or warranty made or deemed made by or on behalf of any Loan Party in or in connection with this Agreement or any other Loan Document (including the Schedules attached thereto) and any amendments or modifications hereof or waivers hereunder, or in any certificate, report, financial statement or other document submitted to Bank by any Loan Party, or any representative thereof pursuant to or in connection with this Agreement or any other Loan Document shall prove to be materially incorrect when made or deemed made or submitted if not cured within thirty (30) days after written notice thereof from Bank to Borrower; or (c) the breach of any (i) affirmative covenant as provided in Article Five, (ii) negative covenant as provided in Article Six hereof or (iii) any financial covenant as provided in Article Seven hereof if not cured within thirty (30) days after written notice thereof from Bank to Borrower; or (d) a default or breach which is not otherwise the subject of any other provision of this Article Nine shall occur in the performance of any of the covenants or agreements of any Loan Party contained in this Agreement, the Note, any Guaranty, the Security Agreements or any other Loan Document and such default is not capable of being cured, or if capable of being cured shall continue uncured to the reasonable satisfaction of Bank for a period of thirty (30) days after written notice thereof from Bank to Borrower, or such other lesser or greater period of time, if any, with or without notice as specifically set forth in the applicable document or instrument. (e) Borrower (whether as primary obligor or as guarantor or other surety) shall default on any Indebtedness of such Person other than the Obligations; or (f) any Loan Party shall (i) commence a voluntary case or other proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a custodian, trustee, receiver, liquidator or other similar official of it or any substantial part of its property, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (i), (iii) apply for or consent to the appointment of a custodian, trustee, receiver, liquidator or other similar official for any Loan Party or for a substantial part of their assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, or (vi) take any action for the purpose of effecting any of the foregoing; or (g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other similar relief in respect of any Loan Party or their debts, or any substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency or other similar law now or hereafter in effect or (ii) the appointment of a custodian, trustee, receiver, liquidator or other similar official for Borrower, any other Loan Party or for a substantial part of their assets, and in any such case, such proceeding or petition shall remain undismissed for a period of sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered; or (h) any Loan Party shall become unable to pay, shall admit in writing its inability to pay, or shall fail to pay, its debts as they become due; or (i) an ERISA Event shall have occurred that, in the opinion of Bank, when taken together with other ERISA Events that have occurred, could reasonably be expected to result in liability to Borrower or NBL in an aggregate amount exceeding $25,000.00; or (j) any judgment, garnishment, seizure, tax lien, levy or order for the payment of money, not fully covered by insurance or a bond, in excess of $100,000.00 in the aggregate shall be rendered against Borrower or NBL or any assets of such Loan Party which is not released or satisfied within thirty (30) calendar days of the entry thereof; or (k) any non-monetary judgment or order shall be rendered against Borrower or NBL that could reasonably be expected to have a Material Adverse Effect; or (l) any security interest or Lien purported to be created by any Security Agreement shall cease to be, or shall be asserted by any Loan Party not to be, a valid, perfected, first priority (except as

#13836.21|82165v10 Loan Agreement: Newtek Business Lending et al Page 25 of 31 otherwise expressly provided in this Agreement or such Security Agreement) security interest in the securities, assets or properties covered thereby; or (m) Borrower shall be prohibited or otherwise restrained from conducting the business theretofore conducted by it in any manner that has or could reasonably be expected to have or result in a Material Adverse Effect by virtue of any determination, ruling, decision, decree, ordinance, or order of any court of competent jurisdiction, Governmental Authority, or municipality except where such is not in effect pending appeal or rehearing; or (n) there shall be any evidence received by Bank that reasonably leads it to believe that the Loan Parties may have directly or indirectly been engaged in any type of criminal activity which would be reasonably likely to result in the forfeiture of a material portion of their assets or properties to any Governmental Authority or which would otherwise result in a Material Adverse Effect. 9.02 Rights Upon Event of Default. Upon the occurrence of an Event of Default and in every such event (other than an event with respect to the Loan Parties described in subparagraph (f) or (g) of Section 9.01 hereof) and at any time thereafter during the continuance of such event, Bank may take, without limitation, any or all of the following actions, at the same or different times: (i) declare the principal of and any accrued interest on the Loan, and all other Obligations, to be, whereupon the same shall become, due and payable immediately in full, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Loan Parties, (ii) to the extent that Borrower has any right to receive Advances under the Loan, terminate the Borrower’s right to obtain or receive Advances, (iii) exercise all rights and remedies contained in the Security Agreements, (iv) exercise all rights and remedies contained in any other Loan Document, and (v) exercise any other remedies available at law or in equity; and that, if an Event of Default specified in either subparagraph (f) or (g) of Section 9.01 hereof shall occur, the principal of the Loan then outstanding, together with accrued interest thereon, and all fees, and all other Obligations shall automatically immediately become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Loan Parties. Notwithstanding the foregoing, if any note of Borrower to Bank constituting any of the Obligations, including without limitation, any of the Note[s], shall be a demand instrument, however, the recitation of the right of Bank to declare any and all Obligations to be immediately due and payable, whether such recitation is contained in such note or in this Agreement, as well as the recitation of the above events permitting Bank to declare all Obligations due and payable, shall not constitute an election by Bank to waive its right to demand payment under a demand feature at any time and in any event, as Bank in its discretion may deem appropriate. 9.03 Application of Proceeds from Collateral. All proceeds from each sale of, or other realization upon, all or any part of the Collateral by the Bank after an Event of Default arises shall be applied as follows: (a) first, to the reimbursable expenses of the Bank incurred in connection with such sale or other realization upon the Collateral, until the same shall have been paid in full; (b) second, to the fees and other reimbursable expenses of the Bank then due and payable pursuant to any of the Loan Documents, including without limitation attorneys’ fees and expenses and other costs of collection or enforcement, until the same shall have been paid in full; (c) third, to interest then due and payable under the terms of the Note[s], until the same shall have been paid in full; (d) fourth, to the outstanding principal amount of the Loan, in such order as Bank shall determine in its sole discretion; (e) fifth, to all other Obligations until the same shall have been paid in full to Bank; and (f) sixth, to the extent any proceeds remain, to the Borrower or other parties lawfully entitled.

#13836.21|82165v10 Loan Agreement: Newtek Business Lending et al Page 26 of 31 ARTICLE TEN MISCELLANEOUS 10.01 Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications to any party herein to be effective shall be in writing and shall be either (i) sent by reputable overnight courier service to the address for the Party listed in the preamble of this Agreement; or (ii) hand delivered to the address for the Party listed in the preamble of this Agreement. (b) Notices and communications shall be deemed to have been received when delivered in person or by courier service. (c) If any Party delivers any notice or other communication pursuant to Sections 10.01(a), then the Party shall also deliver a duplicate copy of the notice or communication as follows: As to the Borrower and Guarantors: Copy to: Newtek Business Services Corp. Attn: Chief Legal Officer 1981 Marcus Ave., Suite 130 Lake Success, NY 11042 Email: mschwartz@newtekone.com As to the Bank: Copy to: Sarah Pape, Attorney Zimmerman, Kiser, & Sutcliffe, P.A. 315 East Robinson St. Suite 600 Orlando, FL 32801 Email: spape@zkslawfirm.com (d) Any party hereto may change its address or email address for notices and other communications hereunder by notice to the other parties hereto. (e) Any agreement of the Bank to receive certain notices by telephone or email is solely for the convenience and at the request of Borrower. Bank shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Loan Parties to give such notice and Bank shall not have any liability to the Loan Parties or other Person on account of any action taken or not taken by Bank in reliance upon such telephonic or email notice. The obligation of the Loan Parties to repay the Loan and all other Obligations hereunder shall not be affected in any way or to any extent by any failure of Bank to receive written confirmation of any telephonic or email notice or the receipt by Bank of a confirmation which is at variance with the terms understood by Bank to be contained in any such telephonic or email notice. 10.02 Waiver; Amendments. No failure or delay by Bank in exercising any right or power hereunder or any other Loan Document, and no course of dealing between the Loan Parties and Bank, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power hereunder or thereunder. The rights and remedies of Bank hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies provided by law. No amendment or waiver of any provision of this Agreement or the other Loan Documents, nor consent to any departure by the Loan Parties therefrom, shall in any event be effective unless the same shall be in writing and signed by the Loan Parties and Bank and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Without limiting the generality of the foregoing, the making of

#13836.21|82165v10 Loan Agreement: Newtek Business Lending et al Page 27 of 31 an Advance under the Loan shall not be construed as a waiver of any Default Condition or Event of Default, regardless of whether the Bank may have had notice or knowledge of such Default Condition or Event of Default at the time. 10.03 Expenses; Indemnification. (a) Borrower shall pay (i) all reasonable, out-of-pocket costs and expenses of Bank, including the reasonable fees, charges and disbursements of counsel for Bank, in connection with the preparation and administration of the Loan Documents and any amendments, modifications or waivers thereof (whether or not the transactions contemplated in this Agreement or any other Loan Document shall be consummated); provided, however, that notwithstanding the foregoing or anything else in the Loan Documents to the contrary, including without limitation Section 10.03(b) below, Borrower’s responsibility for Bank’s attorney fees and all other costs, fees, and expenses incurred by Bank in preparation of the initial Loan Documents and the closing of the Loan shall not exceed $50,000.00 in the aggregate; and (ii) all out- of-pocket costs and expenses (including, without limitation, the reasonable fees, charges and disbursements of outside counsel and the allocated cost of inside counsel) incurred by Bank in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section, or in connection with the Loan or other Obligations, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of the Loan or other Obligations. (b) Borrower shall indemnify Bank and any of its affiliates, as well as their respective shareholders, directors, officers, employees, or agents (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), and all fees and time charges and disbursements for attorneys who may be employees of any Indemnitee incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Loan Parties arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) the Loan or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Substances on or from, or migrating to or from, any property owned or operated by any Loan Party, or any actual or alleged Environmental Liability related in any way to any Loan Party or any Collateral, (iv) any breach by Borrower of any representation, warranty or covenant contained herein, or (v) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Loan Parties, and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith, fraud or willful misconduct of such Indemnitee. (c) Borrower shall pay, and hold Bank harmless from and against, any and all present and future stamp, documentary, indebtedness, and other similar taxes with respect to this Agreement and any other Loan Documents, any collateral described therein, or any payments due thereunder, and shall defend, indemnify and save the Bank harmless from and against any and all liabilities with respect to, or resulting from any delay or omission to pay such taxes except for any delay or omission caused by the gross negligence or willful misconduct of Bank or any Indemnitee. (d) To the extent permitted by applicable law, the Loan Parties shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to actual or direct damages) arising out of, in connection with or as a result of, this Agreement or any agreement or instrument contemplated hereby, the transactions contemplated therein, any loan or the use of proceeds thereof. (e) All amounts due under this Section shall be payable promptly after written demand therefor. 10.04 Multiple Obligors.

#13836.21|82165v10 Loan Agreement: Newtek Business Lending et al Page 28 of 31 (a) Bank may deal with Borrower as if it were the sole obligor, without impairing in any way the liability of any other Loan Party. Without limiting the generality of that right, Bank may in particular release, impair, or fail to perfect an interest in any collateral of any Person comprising Loan Parties, waive defaults by any of them, or extend or compromise the liability of any of them without the consent of the other obligors. (b) Any and all present and future debt and other obligations of any of Borrower to any other Loan Party is hereby subordinated to the full payment and performance of all Obligations due to Bank, whether under this Agreement, the Note or otherwise. (c) Borrower is presently informed as to the financial condition of every other Loan Party and all other circumstances of each other relating to the Loan, this Agreement, and the other Loan Documents which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the amounts due or to become due hereunder. Borrower hereby covenants that it will continue to keep itself informed as to the financial condition of the other Loan Parties, and all circumstances which bear upon the risk of nonpayment. Absent written request from a Loan Party to Bank for information (and such request shall not be unreasonably denied by Bank), Borrower hereby waives any and all rights it may have to require Bank to disclose to Borrower any information which Bank may now or hereafter acquire concerning the condition or circumstances of the other Loan Parties. 10.05 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Loan Parties may not assign or otherwise transfer any of their rights or obligations hereunder without the prior written consent of the Bank. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, and Participants as provided in subparagraph (b) below) any legal or equitable right, remedy or claim under or by reason of this Agreement. 10.06 Governing Law; Jurisdiction; Venue. This Agreement is made and delivered in the State of Florida and shall be governed by and construed in accordance with the laws thereof without reference to the conflicts of law principles that would cause the application of the laws of another jurisdiction. Borrower hereby irrevocably submits and consents to the exclusive personal jurisdiction and venue of any state or federal court in Florida located in the same judicial district as the office of Bank specified in the first paragraph of this Agreement and agrees that all actions or proceedings arising directly, indirectly or otherwise in connection with, out of, related to or from this Agreement shall be litigated only in one of the foregoing described courts. Borrower, for itself, and its respective heirs, successors and its assigns, and for any person claiming under or through any of them, hereby knowingly and voluntarily waives any and all rights to contest the jurisdiction or venue as set forth above and hereby knowingly and voluntarily waives any and all rights to remove this action to, or to transfer, dismiss, or change venue to, any other court. Borrower further acknowledges and agrees that neither Bank nor any person acting on behalf of Bank has represented to Borrower that the provisions of this paragraph have been waived or will not be fully enforced by Bank. Notwithstanding the foregoing, Bank may initiate necessary judicial actions in any jurisdiction to recover Collateral securing the Loan or any other Obligation. 10.07 WAIVER OF JURY TRIAL. BORROWER KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS BORROWER MAY HAVE TO TRIAL BY JURY IN ANY LEGAL PROCEEDING BASED ON, ARISING OUT OF, OR IN ANY WAY RELATED TO: THIS AGREEMENT; THE OBLIGATIONS; ANY NOTES, LOAN AGREEMENTS, OR ANY OTHER LOAN DOCUMENTS OR AGREEMENT EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH ANY OF THE OBLIGATIONS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. THIS JURY WAIVER ALSO APPLIES TO ANY CLAIM OR, COUNTERCLAIM, CAUSE OF ACTION OR DEMAND ARISING FROM OR RELATED TO (I) ANY COURSE OF CONDUCT, COURSE OF DEALING, OR RELATIONSHIP OF ANY LOAN PARTY, ANY OBLIGOR, OR ANY OTHER PERSON WITH BANK OR ANY EMPLOYEE, OFFICER, DIRECTOR OR ASSIGNEE OF BANK IN CONNECTION WITH THE

#13836.21|82165v10 Loan Agreement: Newtek Business Lending et al Page 29 of 31 OBLIGATIONS WITH BANK; OR (II) ANY STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PERSON BY OR ON BEHALF OF BANK TO ANY LOAN PARTY, ANY OBLIGOR, OR ANY OTHER PERSON IN CONNECTION WITH THE OBLIGATIONS OR BANK REGARDLESS OF WHETHER SUCH CAUSE OF ACTION ARISES BY CONTRACT, TORT OR OTHERWISE. BORROWER ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO THE BANK IN EXTENDING CREDIT TO BORROWER, THAT THE BANK WOULD NOT HAVE EXTENDED SUCH CREDIT WITHOUT THIS JURY TRIAL WAIVER, AND THAT EACH LOAN PARTY HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THIS JURY TRIAL WAIVER AND UNDERSTANDS THE LEGAL EFFECT OF THIS WAIVER. BORROWER FURTHER CERTIFIES THAT NO PERSON HAS REPRESENTED TO IT, EXPRESSLY OR OTHERWISE, THAT BANK OR ANY OTHER PERSON WOULD NOT, IN THE EVENT OF A LEGAL PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER. 10.08 Right of Setoff. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, Bank shall have the right, at any time or from time to time upon the occurrence and during the continuance of an Event of Default, without prior notice to the Loan Parties, any such notice being expressly waived by Borrower to the extent permitted by applicable law, to set off and apply against all deposits (general or special, time or demand, provisional or final) of Borrower at any time held or other obligations at any time owing by Bank to or for the credit or the account of Borrower against any and all Obligations held by Bank, irrespective of whether Bank shall have made demand hereunder. Bank agrees to promptly notify the Loan Parties after any such set-off and any application made by Bank; provided, that the failure to give such notice shall not affect the validity of such set-off and application. 10.09 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any party to this Agreement may execute a counterpart copy of this Agreement and deliver the same by telecopier, or by an electronically or digitally scanned copy signed counterpart stored in an electronic or digital format (e.g., “.pdf” or “.tft” format) which preserves the graphical or pictorial appearance of the original and delivered by electronic or digital means, such as electronic mail, so that the same may be printed in a tangible format, which shall be deemed an original for all purposes. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures and the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. 10.10 Entire Agreement. This Agreement, the Note, and the other Loan Documents constitute the entire agreement among the parties hereto and thereto regarding the subject matters hereof and thereof and supersede all prior agreements and understandings, oral or written, regarding such subject matters. No course of dealing, course of performance, usage of trade or evidence of any prior, contemporaneous or subsequent oral agreements or discussions or other extrinsic evidence of any nature shall be used to contradict, vary, supplement or modify any term of this Agreement or the other Loan Documents. There are no oral agreements between the parties. 10.11 Survival. All covenants, agreements, representations and warranties made by the Loan Parties herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by Bank and shall survive the execution and delivery of this Agreement and the making of any Advance of the Loan, regardless of any investigation made by any such other party or on its behalf and notwithstanding that Bank may have had notice or knowledge of any Default Condition or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on the Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as any commitment of Bank to make Advances under the Loan has not expired or terminated. The provision entitled “Expenses; Indemnification” above shall survive and remain in full

#13836.21|82165v10 Loan Agreement: Newtek Business Lending et al Page 30 of 31 force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loan, the expiration or termination of the Loan or the termination of this Agreement or any provision hereof. All representations and warranties made herein, in the certificates, reports, notices, and other documents delivered pursuant to this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents, and the making of any Advance by Bank under the Loan. 10.12 Severability. Any provision of this Agreement or any other Loan Document held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof or thereof; and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 10.13 Gender and Number. In this Agreement, whenever the context so requires, the neuter gender includes the feminine and/or masculine, as the case may be and the singular number includes the plural. 10.14 Headings. Any captions or headings in this Agreement are for convenience and reference and are not to be considered a part hereof and shall not limit or otherwise affect any of the provisions or terms hereof. 10.15 Interpretation. No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such Person having or being deemed to have structured, written or dictated such provision. 10.16 Lack of Duress. Borrower represents and warrants to Bank that each Loan Party is a sophisticated business Person, having had substantial experience in connection with financing and credit arrangements such as contemplated by this Agreement, was duly represented by or had the opportunity to be represented by an attorney in the negotiation of the documentation to evidence and secure the Loan and bargained with Bank at arm's length and without duress of any kind whatsoever relative to all of the terms and conditions pursuant to which Bank agreed to make available the Loan including, but not limited to, the terms and conditions contained in this section. 10.17 Interest Rate Limitation. The parties hereto stipulate and agree that it is their common and overriding intent to contract in strict compliance with the applicable usury laws. Notwithstanding anything herein to the contrary, if at any time the interest rate or rates applicable to the Loan, together with all fees, charges and other amounts which may be treated as interest on such Loan under applicable law (collectively, the “Charges”), shall exceed the maximum lawful rate of interest (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by Bank in accordance with applicable law, the rate of interest payable in respect of the Loan, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate. If for any reason the charges paid by any Loan Party exceed the Maximum Rate, Bank shall credit against the principal balance of the Loan (or, if such indebtedness shall have been paid in full, refund to the payor of such charges) such portion of said charges as shall be necessary to ensure that the total charges do not exceed the Maximum Rate. 10.18 Patriot Act. The Bank hereby notifies Borrowers that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies Loan Parties, which information includes the name and address of such Person and other information that will allow such Bank to identify such Person in accordance with the Patriot Act. Borrower shall provide such information and take such other actions as are reasonably requested by the Bank in order to assist the Bank in maintaining compliance with the Patriot Act. [Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first above written. "BANK" One Flo' y Richard A. Anderson, Jr Executive Vice President BORROWER" NBL SPV Ill, LLC, a Delaware limited liability company By: #13836.21182165v10 Loan Agreement: Newtek Business Lending et al Barry Sloane, Chief Executive Officer Page 31 of 31

EXHIBIT A FORM OF ALLONGE ALLONGE This Allonge forms a part of that certain Promissory Note dated in the original principal amount of $ , executed by , and made payable to the order of Newtek Business Lending, LLC, a Florida limited liability company and assigned to NBL SPV III, LLC, a Delaware limited liability company. Pay to the order of: ONE FLORIDA BANK, its successors and assigns. This endorsement is made without representation, recourse, or warranty by the undersigned. Dated: , 20 #13836.21184835v1 NBL SPV III, a Delaware limited liability company By: Name: Its:

EXHIBIT B FORM OF ASSIGNMENT OF MORTGAGE ASSIGNMENT OF MORTGAGE This Instrument Prepared By And When Recorded Return To: NBL SPV III, LLC Attn: [ 14 E. Washington St, Ste 600-J Orlando, FL 32801 SPACE ABOVE THIS LINE RESERVED FOR RECORDER'S USE ONLY ASSIGNMENT OF MORTGAGE NBL SPV III, LLC, a Delaware limited liability company, residing or located at 14 E. Washington St, Ste 600-J, Orlando, FL 32801 ("Assignor"), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby assigns, transfers, sets over and conveys to One Florida Bank, a Florida banking corporation, residing or located at 33 W. Pineloch Ave., Suite A, Orlando, FL 32806 ("Assignee"), all of Assignor's right, title and interest in and to that certain MORTGAGE dated as of , 202_, made by ,a ("Mortgagor"), in favor of NEWTEK BUSINESS LENDING, LLC, a Florida limited liability company, residing or located at 14 E. Washington Street, Suite 600-J, Orlando, Florida 32801, who further assigned to Assignor, encumbering the property located in the [City/Township/Etc.] of , in the County of , State of and legally described on Scheduled A attached hereto (the "Mortgage"). The Mortgage was recorded on , in the Public Records of [INSERT NAME OF COUNTY], [INSERT STATE], under Instrument Number , Book Page and further assigned to Assignor by that certain Assignment of Mortgage recorded on , in the Public Records of [INSERT NAME OF COUNTY], [INSERT STATE] under Instrument Number , Book Page #13836.21184695v2

TO HAVE AND TO HOLD the same unto the Assignee and its successors and assigns forever, subject only to the terms and conditions of the Mortgage. The Assignee is not acting as a nominee of the Mortgagor, and the Mortgage continues to secure bona fide obligations. In all references in this Assignment to any parties, persons, entities or corporations the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require. IN WITNESS WHEREOF, Assignor has caused these presents to be signed and sealed the day and year first above written. STATE OF COUNTY OF ASSIGNOR: NBL SPV III, LLC By Name: Title: ACKNOWLEDGMENT ) SS The foregoing instrument was acknowledged before me by means of ❑ physical presence or ❑ online notarization, this day of 202_, by , as the of NBL SPV III, LLC, a Delaware limited liability company. He is personally known to me or has produced his driver's license as identification. Notary Public #13836.21184695v2

SCHEDULE A LEGAL DESCRIPTION [INSERT LEGAL DECRIPTION] #13836.21184695v2